SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  April 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-01              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On April 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on April 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  June 17, 2002              By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         April 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on April 25, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                Statement to Certificate Holders
                                      April 25, 2002
                                ***RESTATEMENT***

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1    244,598,300.00    244,598,300.00    2,795,970.57    1,426,823.42    4,222,793.99    0.00         0.00      241,802,329.43
IA2    270,300,002.00    270,300,002.00    3,089,763.30    1,689,375.01    4,779,138.31    0.00         0.00      267,210,238.70
IA3     19,307,143.00     19,307,143.00      220,697.38            0.00      220,697.38    0.00         0.00       19,086,445.62
IIA1   169,800,000.00    169,800,000.00   10,557,417.10      283,943.33   10,841,360.43    0.00         0.00      159,242,582.90
IIA2   113,480,000.00    113,480,000.00            0.00      554,160.67      554,160.67    0.00         0.00      113,480,000.00
IIA3    55,413,000.00     55,413,000.00            0.00      303,847.95      303,847.95    0.00         0.00       55,413,000.00
IIA4    20,522,000.00     20,522,000.00            0.00      119,027.60      119,027.60    0.00         0.00       20,522,000.00
IIA5    49,255,800.00     49,255,800.00            0.00      302,512.71      302,512.71    0.00         0.00       49,255,800.00
AR             100.00            100.00          100.00            0.58          100.58    0.00         0.00                0.00
IP      11,851,879.00     11,851,879.00       16,236.75            0.00       16,236.75    0.00         0.00       11,835,642.25
IIM1    11,824,154.00     11,824,154.00            0.00       66,510.87       66,510.87    0.00         0.00       11,824,154.00
IIM2     6,449,538.00      6,449,538.00            0.00       36,278.65       36,278.65    0.00         0.00        6,449,538.00
IB1      7,901,731.00      7,901,731.00       33,757.44       46,093.43       79,850.87    0.00         0.00        7,867,973.56
IB2      3,386,403.00      3,386,403.00       14,467.25       19,754.02       34,221.27    0.00         0.00        3,371,935.75
IB3      3,668,603.00      3,668,603.00       15,672.85       21,400.18       37,073.03    0.00         0.00        3,652,930.15
IB4        846,600.00        846,600.00        3,616.81        4,938.50        8,555.31    0.00         0.00          842,983.19
IB5      1,128,801.00      1,128,801.00        4,822.42        6,584.67       11,407.09    0.00         0.00        1,123,978.58
IB6      1,411,004.00      1,411,004.00        6,028.03        8,230.86       14,258.89    0.00         0.00        1,404,975.97
IIB      3,224,771.00      3,224,771.00            0.00       18,139.34       18,139.34    0.00         0.00        3,224,771.00
IIX              0.00              0.00            0.00       80,071.53       80,071.53    0.00         0.00                0.00
TOTALS 994,369,829.00    994,369,829.00   16,758,549.90    4,987,693.32   21,746,243.22    0.00         0.00      977,611,279.10
IIAIO   42,000,000.00     42,000,000.00            0.00      210,000.00      210,000.00    0.00         0.00       42,000,000.00
IX      12,692,756.00     12,692,756.00            0.00       74,041.08       74,041.08    0.00         0.00       12,510,547.66
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22540VG63  1,000.00000000      11.43086673   5.83333335       17.26420008          988.56913327     IA1     7.000000 %
IA2     22540VG71  1,000.00000000      11.43086673   6.24999999       17.68086672          988.56913327     IA2     7.500000 %
IA3     22540VG89  1,000.00000000      11.43086680   0.00000000       11.43086680          988.56913320     IA3     0.000000 %
IIA1    22540VG97  1,000.00000000      62.17560130   1.67222220       63.84782350          937.82439870     IIA1    2.150000 %
IIA2    22540VH21  1,000.00000000       0.00000000   4.88333336        4.88333336        1,000.00000000     IIA2    5.860000 %
IIA3    22540VH39  1,000.00000000       0.00000000   5.48333333        5.48333333        1,000.00000000     IIA3    6.580000 %
IIA4    22540VH47  1,000.00000000       0.00000000   5.80000000        5.80000000        1,000.00000000     IIA4    6.960000 %
IIA5    22540VH54  1,000.00000000       0.00000000   6.14166677        6.14166677        1,000.00000000     IIA5    7.370000 %
AR      22540VJ78  1,000.00000000   1,000.00000000   5.80000000    1,005.80000000            0.00000000     AR      7.000000 %
IP      22540VH88  1,000.00000000       1.36997264   0.00000000        1.36997264          998.63002736     IP      0.000000 %
IIM1    22540VH96  1,000.00000000       0.00000000   5.62500032        5.62500032        1,000.00000000     IIM1    6.750000 %
IIM2    22540VJ29  1,000.00000000       0.00000000   5.62499981        5.62499981        1,000.00000000     IIM2    6.750000 %
IB1     22540VJ37  1,000.00000000       4.27215758   5.83333323       10.10549081          995.72784242     IB1     7.000000 %
IB2     22540VJ45  1,000.00000000       4.27215839   5.83333407       10.10549247          995.72784161     IB2     7.000000 %
IB3     22540VJ52  1,000.00000000       4.27215755   5.83333220       10.10548975          995.72784245     IB3     7.000000 %
IB4     22540VJ86  1,000.00000000       4.27215923   5.83333333       10.10549256          995.72784077     IB4     7.000000 %
IB5     22540VJ94  1,000.00000000       4.27216135   5.83333112       10.10549247          995.72783865     IB5     7.000000 %
IB6     22540VK27  1,000.00000000       4.27215656   5.83333570       10.10549226          995.72784344     IB6     7.000000 %
IIB     22540VJ60  1,000.00000000       0.00000000   5.62500097        5.62500097        1,000.00000000     IIB     6.750000 %
TOTALS             1,000.00000000      16.85343764   5.01593389       21.86937152          983.14656236

IIAIO   22540VH62  1,000.00000000       0.00000000   5.00000000        5.00000000        1,000.00000000     IIAIO   6.000000 %
IX      22540VH70  1,000.00000000       0.00000000   5.83333360        5.83333360          985.64469844     IX      7.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Pei Y. Huang
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8651
                               Fax: 212) 946-8302
                           Email: pei.yan.huang@chase.com

                                      -6-
    *Restatement due to the application of repurchase principal previously remitted as payoffs.


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                                April 25, 2002
                                        ***RESTATEMENT***


Section 4.04(a)(i)      Scheduled Principal Payments                                                      764,400.42
                        Principal Prepayments                                                          12,952,838.71
                        Repurchases                                                                     2,320,667.02

Section 4.04(a)(ii)     Current Interest                                                                5,271,734.40
                        Carryforward Interest                                                                   0.00

Section 4.04(a)(iii)    Certificate Interest Shortfalls                                                         0.00
                        Certificate Principal Shortfalls                                                        0.00

Section 4.04(a)(v)      Aggregate Loan Balance                                                        978,331,924.14
                        Loan Group 1 Aggregate Loan Balance                                           558,199,434.32
                        Loan Group 2 Aggregate Loan Balance                                           420,132,489.82

Section 4.04(a)(vi)     Master Servicing Fees                                                               4,015.81
                        Trust Administrator Fees                                                                0.00
                        Servicing Fees                                                                    580,517.95

Section 4.04(a)(viii)   Current Advances                                                                5,572,680.09
                        Outstanding Advances                                                            5,572,680.09

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                        Number of Loans delinquent 31 to 60 days                                                3.00
                        Balance of Loans delinquent 31 to 60 days                                         270,358.45
                        Number of Loans delinquent 61 to 90 days                                                0.00
                        Balance of Loans delinquent 61 to 90 days                                               0.00
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00

                        Group 2
                        Number of Loans delinquent 31 to 60 days                                                0.00
                        Balance of Loans delinquent 31 to 60 days                                               0.00
                        Number of Loans delinquent 61 to 90 days                                                1.00
                        Balance of Loans delinquent 61 to 90 days                                         343,315.08
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00


                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%




                                      -7-
    *Restatement due to the application of repurchase principal previously remitted as payoffs.


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                            April 25, 2002
                                        ***RESTATEMENT***



Section 4.04(a)(x)      Rolling Three Month Delinquency Rate                                              0.081716 %


Section 4.04(a)(xi)     REO Properties


                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xii)    Current Realized Losses                                                         0.00
                        Aggregate Realized Losses                                                       0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity
                        Group 1                                                                         331
                        Group 2                                                                         336

                                     -8-

    *Restatement due to the application of repurchase principal previously remitted as payoffs.


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
